Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hill International, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2017 (the “Report”), I, Marco A. Martinez, Senior Vice President and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 12, 2018	/s/ Marco A. Martinez
Marco A. Martinez
Senior Vice President and Interim Chief Financial Officer